Pulaski Financial Corp.

Analyst Presentation

St. Louis
October 29, 2002

Presented by:
Senior Management Team

PULB
NASDAQ
LISTED

The View from 30,000 Feet…

William A. Donius
Chairman and CEO
Pulaski Financial Corp.

Safe Harbor

This document contains forward looking statements concerning the future performance of Pulaski Financial, which are subject to a number of factors including, but not limited to the level of interest rates, consumer spending, general economic conditions and political changes both domestically and overseas.

PULB
NASDAQ
LISTED

Pulaski Financial Corp.

Branch Network



St. Louis
St. Charles County
St. Louis City
St. Louis County

PULB NASDAQ LISTED

Market Snapshot

Nasdaq:	PULB
Recent Price:	$19.60 (10/25/02)
12 Mos Range:	$20.54 - $13.81
TTM Revenues:	$25.3 million
TTM EPS:	$1.47
Price/earnings:	13.33
Dividend Per Share:	36 cents (TTM)
Shares Outstanding:	2.7 million
Estimated Float:	2.4 million
Market Capitalization:	$54 million

FY 2002 Highlights



- 4th Qtr EPS Increases 46% to $.41
- Full year EPS attains Record $1.47 (Increases 37% over last year)
- ROE 13.2% from 10%
- Non-interest income increases 38%
- Retail banking fees increase 39%
- Mortgage Revenues increase 40%
- Net Interest Income increase 15%
- Net Interest Margin expands to 3.67% from 3.23%

Stock Price Performance Among the Thrift Industry

Date	PULB Stock Price	Overall Thrift Index	Midwestern Thrift Index
9/30/1999	$6.94	609.2	1,493.80
9/30/2000	$9.88	718.3	1,551.50
9/30/2001	$15.25	953.9	1,935.80
9/30/2002	$18.00	984.3	2,179.80
One-Year Percentage Change	18%	3%	13%
Two-Year Percentage Change	82%	37%	40%
Three-Year Percentage Change	159%	62%	46%

CONCLUSIONS: Pulaski's stock has performed well within the thrift industry both on a short and a longer term basis. The stock also compares favorably regardless of whether one compares on an overall basis or on a geographic specific basis.

Source: SNL Financial, LP

Analysis of Operating Performance and Stock Valuation

1999	National Median	Missouri Average	Pulaski
Return On Equity	7.03%	5.15%	4.70%
Equity / Assets	10.68%	14.53%	21.32%
NPA's / Assets	0.31%	0.21%	0.17%
Price / Book	102%	86%	84%
Price / Earnings	14.3 times	15.3 times	18.9 times

Whether you compared Pulaski to thrifts in Missouri or around the nation, the conclusions were the same. Pulaski was excessively capitalized and the return on that capital was woefully low. While asset quality was good, the stock price was so low relative to book value that we were vulnerable to takeover. The price was so high relative to earnings that investors simply ignored the small amount of of our earnings.

2002	National Median	Missouri Average	Pulaski
Return On Equity	8.15%	6.23%	12.56%
Equity / Assets	9.38%	10.59%	10.47%
NPA's / Assets	0.65%	1.73%	0.20%
Price / Book	112%	111%	156%
Price / Earnings	12.1 times	12.0 times	13.3 times

Much has been accomplished during each of the past three years. By any comparison, Pulaski has an above average ROE for the industry and the equity ratio is more normalized. Asset quality has remained strong and the stock has performed sufficiently well to stabilize the Company. There is little vulnerabilty to an unwanted acquirer.

Source: SNL Securities' *ThriftINVESTOR* Magazine; October 1999, Volume 13 and SNL Financial's *THRIFTINVESTOR* Magazine; October 2002, Volume 17

Stock Price Performance Among St. Louis Banks

Bank / Symbol	9/30/99 Price	9/30/00 Price	9/30/01 Price	9/30/02 Price	One-Year Gain	Two-Year Gain	Three-Year Gain
Bank of America / BAC	$85.69	$52.38	$58.40	$63.80	9%	22%	15%
US Bancorp / USB	$30.19	$22.75	$22.18	$18.58	-16%	-18%	-38%
Commerce / CBSH	$36.38	$36.81	$37.62	$39.07	4%	6%	10%
Union Planters / UPC	$40.75	$33.06	$42.90	$27.46	-36%	-17%	-33%
UMB Financial / UMBF	$41.75	$37.25	$41.50	$39.04	-6%	5%	-6%
Allegiant / ALLE	$9.88	$9.13	$11.95	$16.25	36%	78%	64%
Pulaski Fin. / PULB	**$6.94**	**$9.88**	**$15.25**	**$18.00**	**18%**	**82%**	**159%**
AVERAGE					1.3%	22.5%	24.5%

	1-Yr Ranking		2-Yr Rank		3-Yr Rank
1	ALLE	1	**PULB**	1	**PULB**
2	**PULB**	2	ALLE	2	ALLE
3	BAC	3	BAC	3	BAC
4	CBSH	4	CBSH	4	CBSH
5	UMBF	5	UMBF	5	UMBF
6	USB	6	UPC	6	UPC
7	UPC	7	USB	7	USB

CONCLUSIONS: Pulaski has consistently been at the top in stock price performance among St. Louis area banks over the past one-, two- and three-year periods.

While the ranking in the St. Louis market dropped to number 2 for the past year, Pulaski's 18% return excluding dividends, during a period when the average return was only 1.3%, was extraordinary.

Source: Commodity Systems, Inc.



80 Years

PULB™ NASDAQ LISTED

190 Years



PULB
NASDAQ LISTED



44
60
33
38 42

PULB
NASDAQ LISTED

19% 2000

55% 2001

37% 2002



PULB™ NASDAQ LISTED

Growth Strategy

- Focus on growth-oriented retail banking
- Leverage mortgage lending strengths
- Build core customer base
- Further enhance operating efficiency
- Mergers & acquisitions



PULB
NASDAQ LISTED

Net Income



$ in Millions
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.23
$1.89
$1.92
$1.85
$2.10
$2.20
$3.15
$4.20
$1.20
FY 1995
FY 1996
FY 1997
FY 1998
FY1999
FY 2000
FY 2001
FY 2002

Capital Levels



$ in Millions
$60
$50
$40
$30
$20
$10
$0
$25
13%
$26
$25
$12.50
$9.40
$31.20
21%
$31.20
11%
$32.55
8.8%
FY 1997
FY 1998
FY 2000
FY 2001
FY 2002



4

PULB
NASDAQ LISTED

1


$838M

PULB™
NASDAQ
LISTED



$97M

PULB
NASDAQ
LISTED

2

$0–55M



PULB NASDAQ LISTED

Retail Focus-Free Checking



PULB NASDAQ LISTED

3



2x

26x

$1.7M

PULB NASDAQ LISTED

4

Big Bertha $44M



PULB
NASDAQ
LISTED

PULB: Traditional Thrift, Commercial Bank or Best of Both?





Pulaski Financial Corp.

PULB: Traditional Thrift, Commercial Bank or Best of Both?

1. Less than 50% of our assets are in single family residential mortgages?

- True
- False

- Thrift
- Commercial Bank
- Best of Both

PULB: Traditional Thrift, Commercial Bank or Best of Both?

1. Less than 50% of our assets are in single family residential mortgages?

- True
- False

- Thrift
- Commercial Bank
- Best of Both

1997 vs. 2002

1997


$4.05
$0.00
$0.00
$0.00
$16.42
$124.70

2002


$7.62
$0.00
$11.54
2%
Construction + LAD
1-4 Family Residential
Others

Pulaski Bank

Loan Asset Mix as of 09-30-02

Thrift, Commercial Bank or Best of Both?			vs.	*Commercial Bank
Construction + LAD	$11.94	4%		9%
1-4 Family Residential	$155.08	47%		27%
Multi-Family R/E	$1.12	1%		2%
Commercial R/E	$5.15	2%		29%
Commercial + Industrial	$0.00	0%		17%
Individuals	$7.62	2%		9%
Others	$0.156	0%		5%
Home Equity	$55.41	17%		3%
Loans Held for Sale	$96.48	29%		N/A
Energized Assets	**$158.16**	**48%**		**33%**
Total Loan Portfolio	**$332.96**	**101%**		**100%**

*Data for the Commercial Bank loan mix was derived from peer data contained in the 06/30/02 Uniform Bank Performance Report. The peer group included all insured commercial banks having assets between $300 million and $500 million with 3 or more banking offices.

Pulaski Bank vs. Commercial Bank


Thrift Bank
2%
0%
0%
4%
48%
46%


Commercial Bank
5%
8%
9%
17%
27%
34%
Construction + LAD
1-4 Family Residential
Energized Assets
Commercial + Industrial
Individuals
Others

PULB: Traditional Thrift, Commercial Bank or Best of Both?

- 2. More than 40% of our assets re-price in 30-60 days….

- True
- False

- Traditional Thrift
- Commercial Bank
- Best of Both

PULB: Traditional Thrift, Commercial Bank or Best of Both?

- 2. More than 40% of our assets re-price in 30-60 days….

- True
- False

- Traditional Thrift
- Commercial Bank
- Best of Both

PULB: Traditional Thrift, Commercial Bank or Best of Both?

- 3. More than 50% of our deposits are in core transaction, deposit accounts….

- True
- False

- Traditional Thrift
- Commercial Bank
- Best of Both

PULB: Traditional Thrift, Commercial Bank or Best of Both?

- 3. More than 50% of our deposits are in core transaction, deposit accounts….

- True
- False

- Traditional Thrift
- Commercial Bank
- Best of Both

PULB: Traditional Thrift, Commercial Bank or Best of Both?

- 4. 40% or more of our income comes from non-interest income sources.

- True
- False

- Traditional Thrift
- Commercial Bank
- Best of Both

PULB: Traditional Thrift, Commercial Bank or Best of Both?

- 4. 40% or more of our income comes from non-interest income sources.

- True
- False

- Traditional Thrift
- Commercial Bank
- Best of Both

Ratio of Non-Interest Income to Income



45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
14%
21%
22%
26%
40%
42%
FY 1997
FY 1998
FY 1999
FY 2000
FY 2001
FY 2002


Non-Interest Income Trend
$ in Millions
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$1.01
$1.69
$2.27
$3.16
$5.76
$7.22
FY 1997
FY 1998
FY 1999
FY 2000
FY 2001
FY 2002

PULB: Traditional Thrift, Commercial Bank or Best of Both?

- 5. 55% +37% EPS growth over past two years.

- True
- False

- Traditional Thrift
- Commercial Bank
- Best of Both



PULB: Traditional Thrift, Commercial Bank or Best of Both?

- 55% +37% EPS growth over past two years.



- True
- False

- Traditional Thrift
- Commercial Bank
- Best of Both

PULB: Traditional Thrift, Commercial Bank or Best of Both?

- 6. 1.38% ROA



- True
- False

- Traditional Thrift
- Commercial Bank
- Best of Both

PULB: Traditional Thrift, Commercial Bank or Best of Both?

- 6. 1.38% ROA



- True
- False

- Traditional Thrift
- Commercial Bank
- Best of Both

PULB: Traditional Thrift, Commercial Bank or Best of Both?

- 7. 25% increase in non interest income over last year, 82% increase the before that, 39% increase in year before that and 34% increase in the preceding year

- True
- False

- Traditional Thrift
- Commercial Bank
- Best of Both



PULB: Traditional Thrift, Commercial Bank or Best of Both?

- 7. 25% increase in non interest income over last year, 82% increase the before that, 39% increase in year before that and 34% increase in the preceding year

- True
- False

- Traditional Thrift
- Commercial Bank
- Best of Both

PULB: Traditional Thrift, Commercial Bank or Best of Both?

- 8. 15% of Loan Assets in HELOC

- True
- False

- Traditional Thrift
- Commercial Bank
- Best of Both

PULB: Traditional Thrift, Commercial Bank or Best of Both?

- 8. 15% of Loan Assets in HELOC

- True
- False

- Traditional Thrift
- Commercial Bank
- Best of Both

PULB: Traditional Thrift, Commercial Bank or Best of Both?

- 9. Second largest mortgage lender in St. Louis, sell loans and avoid SRP issue

- True
- False

- Traditional Thrift
- Commercial Bank
- Best of Both

PULB: Traditional Thrift, Commercial Bank or Best of Both?

- 9. Second largest mortgage lender in St. Louis, sell loans and avoid SRP issue

- True
- False

- Traditional Thrift
- Commercial Bank
- Best of Both

PULB: Traditional Thrift, Commercial Bank or Best of Both?

- 10. Have a young, talented, dynamic management team with CEO under age 45.



- True
- False

- Traditional Thrift
- Commercial Bank
- Best of Both

PULB: Traditional Thrift, Commercial Bank or Best of Both?

- 10. Have a young, talented, dynamic management team with CEO under age 45.



- True
- False

- Traditional Thrift
- Commercial Bank
- Best of Both

PULB: Traditional Thrift, Commercial Bank or Best of Both?

- **Conclusion: *Best of Both***
- Super Charged Thrift!!



Forecast for 2003……..

- ***Strong double digit EPS growth!***



Mortgage Lending: Profitable Growth By Design

Chris Reichert,
Executive Vice President

2001-2002: Banner Years in Home Lending

- Fixed rates in the 6-7% range
- Refinance booms – Twice per year
- Mortgage Industry* 2001 +42%
  2002 (e) +18%
- Pulaski Production – Larger Increases
  2001 + 162%
  2002 (e) + 31%
  (estimate)
- Profitability has also increased

*Source: Fannie Mae



Pulaski Bank
Mortgage Loans Originated by Quarter
($Millions)
300
250
200
150
100
50
0
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Loan Closed Total
Loan Closed Sale
Loan Closed Port

Pulaski Bank
Economic Profit Analysis
Mortgage Loans Sold & Portfolio



1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Economic Growth
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Fiscal 2000, 2001 and 2002
SOLD LOANS
PORTFOLIO LOANS
TOTAL LOANS

2003 Industry Projections*

- Total mortgage originations $2.1 trillion:
  - 12%
- Purchase business: $1.2 trillion: +20%
- Weighted average fixed rates: 6.44% (6.57% in 2002)
- Therefore, the sunset on the mortgage industry boom may not yet be in sight . . .

*Source: Fannie Mae Estimates

What happens when rates climb – refinances decline?

Traditional Thrift/Mortgage Banker Model =

Volatile Production + Volatile Profitability

- Dependent upon refinance activity
- High concentration of fixed rates
- Fixed costs don't decline with production
- Loan officers depart
- Wait for slow times to expand

Mortgage Lending: Profitable Growth By Design

Kansas City Market Opportunity – Rationale:

- Objective: Replace refinance volume which is expected to decline in future years
- Our model is unique and successful (more later)
- Start-up costs can be absorbed by record mortgage revenues
- Recruited 4 Loan Officers from the Top KC Lender
- Similar Market to St. Louis
- Closest major metropolitan area to St. Louis

Mortgage Lending: Profitable Growth By Design

- St. Louis market continued growth
- #2 Lender in market, #1 in purchases (5% market share, potential for improvement)
- New Loan Officers in 2002
- Unique focus on territory management



Mortgage Lending: Profitable Growth By Design

2002 Data

- Average Loan Officer experience
  - Industry*: < or = 2 years
  - PULB: > 10 years
- Average Loan Officer Production
  - Industry*: < $10 million
  - PULB: > $38 million



*Source: Mortgage Bankers Association

Mortgage Lending: Profitable Growth By Design

- Purchase Business Focus – less cyclical
  - Industry*: 59% refinance
  - PULB: 51% refinance

- Relatively High ARM Concentration - Leads to refinance activity even when rates are not at record lows.
  - Industry*: < 18%
  - PULB: > 34%



*Source: Fannie Mae Estimates

Loan Officer Retention – "Golden Handcuff"

Equity Trust Plan – Top 8 Loan Officers in St. Louis

- 65% of our production/profitability
- Deferred compensation
- Profitability percentage paid by company
- Purchase PULB – Insider ownership increases loyalty to corporate objectives

Loan Officer Retention – "Golden Handcuff"

- Four year commitment, ability to "roll forward"
- Unique to Mortgage Banking market
- Great Recruiting Tool – KC – 4 new participants
- Better than signing bonus > or = $100,000

Mortgage Lending: Profitable Growth By Design

Our Model

- Scale business – mortgage product has become commoditized
- > 90% of production is sold
  - Limited interest rate risk
  - Servicing is sold with loans
  - Limited prepayment risk

Mortgage Lending: Profitable Growth By Design

Our Model

- Portfolio Loans: Less than 1 out of 10
  - Attractive yields
  - Minimal credit risk
  - Minimal interest rate risk (match funds)
- Warehouse (loans held for sale) Profitability
  - Low, short term funding costs
  - Higher rate, long term assets
  - Limited interest rate risk

Mortgage Lending: Profitable Growth By Design

Our Model

- Efficient operation, service second to none!
  - Morale meetings
  - Non-producers are discriminated against at PULB
- Focus upon top producers
- Vendor Management – Improved Profit
  - PMI company transactions
  - Other vendors
- Focus on Home Equity Line of Credit

Recruiting, Retaining and Motivating Pulaski's "People Portfolio"

Lisa Simpson,
Senior Vice President
Human Resources

Pulaski's 3 Strategic "People" Priorities

- Foster Teamwork
- Promote Excellence
- Incent, Motivate, and Reward our Superior Performers



The 4 FISH! Messages

- Choose Your Attitude
- Play
- Make Their Day
- Be Present


FISH!

Choose Your Attitude

Because without a positive attitude, everything else is just a waste of time.



Play

If fishmongers can find fun and enjoyment and excitement selling cold smelly fish; we can certainly find ways to enjoy our work days at Pulaski!



Make their Day

Make customers feel that our atmosphere is one of inclusion – try to bring a happy moment to each customer's day.



Be Present

Be fully present each day. Interact with each customer. Talk to each customer as if her or she were your best friend. Avoid daydreaming or being engrossed with personal agendas.







Our Employees Enjoy:

- The Employees Website Contest – get-a-way for 2
- FISH Contest – cash or dinner at Red Lobster
- Monthly Morale Meetings in the Loan Dept.
- Monthly “Branch of the Month” awards for Retail Employees
- Pulaski Cup
- Employee of the Month
- Pulaski Stars
- Scorecard Bonuses

And . . .

- New Hire coffee socials with the CEO
- Informal doughnuts and coffee with the CEO
- All employee luncheons for successful months
- Fun, Impromptu breaks with the CEO
- Special “jeans” days for fun events
- Morale Committee
- Employee Opinion Surveys

Employee Turnover Rates
1999 - Present


60%
50%
40%
30%
20%
10%
0%
43%
29%
1999
2000
2001
2002

What Makes Us Different? Our commitment to sales

Beverly Kelley, Senior Vice President

Russell Pemberton, Vice President

Bret Mayberry, Vice President

Here's What We're Doing...

- Internal Emphasis On Sales
- External Marketing



Internal Emphasis On Sales

- Sales Meetings
  - One meeting, 20 minutes each week
  - One nightly meeting per month (1 hour)
  - Focus on selling and sales ideas
  - Encourages Communication and Team Work!
- Sales Board and Sales Tracking
  - # of products sold
  - # of referrals
  - New money deposits
  - Fosters Competition and Productivity: Afterall, it's hard to measure progress if you don't write it down!

Internal Emphasis On Sales

- Incentives & Recognition
  - Employee of the Month
    - Strict criteria based on attendance, participation and sales
  - Branch of the Month
    - Strict criteria based on overall branch production
  - Money For Referrals: Pay For Performance
    - Various incentives ranging from $1 - $150
    - Referring products such as checking, money market, HELOC and mortgages

Internal Emphasis On Sales

- Product awareness badges
  - New product featured every month
- Bottom Line: Changing our people from order takers to sales people!!
  - Training our people to ask for the sale
  - Tellers are trained to fact find, listen, and refer
  - Personal bankers are trained to close the sale
- This past year, we reached a total of 1,320 customer referrals!

External Marketing

- Direct Mail
- Television Advertisements
- Radio Advertisements



Guess What...IT'S WORKING!



Households we've already won over
25000
20000
15000
10000
5000
0
1998
1999
2000
2001
2002

78% Household Growth!

- Direct Mail Targeting Local Customers
  - 4 Color Professional Mail Piece
- Television & Radio Advertising
  - Featuring Bill Donius asking for your business
  - Establishing Pulaski name recognition
  - Aired often throughout St. Louis area
- Customer Surveys
  - Help us to identify new product offerings
- Employee Sales Training & Awareness

Checking Account Growth


12000
10000
8000
6000
4000
2000
0
1998
1999
2000
2001
2002

116% Checking Account Growth

- HPCA - High Performance Checking Program
- Tell-A-Friend
- Free Gift
- Rewards Club
- Overdraft Privilege



NSF Frequency
Number Per Account



7
6
5
4
3
2
1
0
1998
1999
2000
2001
2002

NSF Growth = Profit!

- $22 Per NSF Item
- $22 X 6.75 = $148.50 Per Account Annually
- Promotes Customer Loyalty
- Saves Customer Money
  - Usually returned items cost approx. $60



NSF Fee Net Income



1600000
1400000
1200000
1000000
800000
600000
400000
200000
0
1998
1999
2000
2001
2002

1200% NSF Fee Income Growth

- Almost 1.5 Million Dollars Income For 2002!
- And Still Increasing

Money Market Accounts

Number of Accounts



1200
1000
800
600
400
200
0
1998
2002

Balances



$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
1998
2002

234% Money Market Balance Increase

- Big Bertha Money Market
  - Radio Advertisement Saturation
- Established Pulaski as a Leader
  - One of the highest rates in the area
- President's Circle Membership
  - Rewards high balance customers



Here's more results!

- We now have a greater customer base to cross sell
- Our people are motivated and rewarded
- Productivity has increased
- Selling is now the Pulaski way!
- We continually focus on customer satisfaction



Future Locations

- Branch Expansion
  - Strategic Growth Consultants – Tom Huckfeldt
    - 19+ Years Experience
    - Assisted with over 350 sites nationwide
    - Chose Saint Charles, Missouri
  - O'Fallon, Missouri Coming Spring 2003

Most may say that their greatest asset is their people...

We say that our greatest asset is the potential of our people!

Financial Review

Ramsey Hamadi

Chief Financial Officer



Financial Results 9/02

Operating Results	9-01	9-02
Efficiency Ratio	61%	56%
Book Value	$10.83	$11.92
Equity/Assets	10.7%	8.8%
ROAE	10.0%	13.1%
ROAA	1.12%	1.37%
ALL/Total Loans	0.76%	0.79%
ALL/Loans Retained	0.90%	1.12%



Efficiency Ratio Factors

Operating Results	9-01	9-02
■ Mtg Loan Closings	$474 million	$838 million
Change/Growth		*77%*
■ Mtg Revenue	$3.26 million	$4.56 million
Change/Growth		*40%*
■ Salaries Expense	$4.94 million	$5.16 million
Change/Growth		5%
■ Retail Banking	$1.29 million	$1.69
Change/Growth		*32%*

Efficiency Ratio Components



80%
70%
60%
50%
40%
30%
20%
10%
0%
3,000
2,500
2,000
1,500
1,000
500
-
Sep-00
Nov-00
Jan-01
Mar-01
May-01
Jul-01
Sep-01
Nov-01
Jan-02
Mar-02
May-02
Jul-02
Sep-02
Net Int Inc
Non Int Inc
Non Int Exp
Efficiency Ratio



All Tot & Retained Loans


1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
ALL/Tot Loans
ALL/Ret Loans

ALL / Nonperforming Assets



120%
100%
80%
60%
40%
20%
0%
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
All/Nonperforming

Fiscal Year 2002
Fixed Asset Expenditures
At 9/30/02




3000
2500
2000
1500
1000
500
0

	LAND	BLDG	DP	EQUP	IMPR	TOTAL
ASSETS	692	570	322	565	729	2878

Financial Implications of the Equity Trust



- Equity Trust Plan Invests Solely in PULB Shares
- GAAP Treatment Requires us to Recognize the Shares as Treasury Shares
- But Shares are <u>Excluded</u> from Basic and Diluted Earnings Calculations
- Conclusion – Trust has no Impact on Earnings!

Changes in Loans Retained



YTD Changes @ 9/30/02
($000)
30,000
25,000
20,000
15,000
10,000
5,000
0
-5,000
-10,000
Residential
Commercial
Heloc
Consumer

Sarbanes – Oxley
Internal Control Environment



- October 2002 – Hired **Rodney Biehl**, Vice President of Internal Audit & Compliance
- 30 years of Audit & Banking Experience
- CIA, CBA, CFSA
- CPA firm Experience
- Director of Financial Manager's Society
- Vice Chairman of Missouri Bankers Society in 2002, Chairman Elect for 2003

Consumer Lending/Collections

Matthew A. Locke
Vice President

Background

- Change of focus from indirect auto lending to home equity lending
- Better collateral and less risk
- Fixed rates vs Variable rates



Why Home Equity Loans?

- Limited interest rate risk
- Easier to sell on secondary market
- Way to keep a relationship with customers longer
- Very profitable to the bottom line

Home Equity Growth


60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
0
1999
2000
2001
2002
Heloc Balances

Home Equity Pipeline



140,000,000
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
0
1999
2000
2001
2002
Pipeline

Home Equity Hit Ratio

- Measures our success of selling helocs to eligible mortgage loan customers.



80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Jun-01
Aug-01
Oct-01
Dec-01
Feb-02
Apr-02
Jun-02
Aug-02
Hit Ratio

Non-Performing Assets

- In fiscal year 2001 our non-performing assets equaled 82 basis points
- In fiscal year 2002 our non-performing assets equaled 67 basis points
- This reflects an 18% drop even with the economic situation getting worse.

Loan Loss Reserves

- Amount currently set aside for loan loss reserves equals 2.6 million
- Total chargeoffs for the prior five year period have averaged $162,000
- Our allowance for loan loss reserves is sixteen times our historic loss rate

Thank You!